SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                              January 26, 2000
                     ---------------------------------
                     (Date of earliest event reported)


                              Interleaf, Inc.
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


         Massachusetts                   0-14713              04-2729042
  ----------------------------    ---------------------   -------------------
  (State or other Jurisdiction    (Commission File No.)      (IRS Employer
       of Incorporation)                                  Identification No.)


               62 Fourth Avenue, Waltham, Massachusetts 02451
        ------------------------------------------------------------
        (Address of principal executive offices, including zip code)


                               (781) 290-0710
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


                                    N/A
       -------------------------------------------------------------
       (Former Name or Former Address, If Changed Since Last Report)


 Item 5.  Other Events.

      On January 26, 2000, Interleaf, Inc. (the "Registrant") entered into a definitive Agreement of Merger and Reorganization (the "Merger Agreement") with BroadVision, Inc. ("Parent") and Infiniti Acquisition Sub, Inc. ("Acquisition Sub"). Pursuant to the Merger Agreement, Acquisition Sub will be merged with and into the Registrant, which will survive as a wholly owned subsidiary of Parent (the "Merger"). The Merger is subject to, among other things, regulatory approval and approval by the Registrant's stockholders.

      The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement and the press release of the Registrant dated January 26, 2000, copies of which are filed herewith as Exhibits 2.1 and 99.1, respectively, and each of such Exhibits hereby is incorporated herein by reference.

 Item 7.  Financial Statements, Pro Forma Financial Information and
          Exhibits.

 (c)  Exhibits:

 2.1 Agreement and Plan of Merger and Reorganization, dated as of January 26, 2000, by and among BroadVision, Inc., Infiniti Acquisition Sub, Inc. and Interleaf, Inc.

 99.1 Press Release by Interleaf, Inc. dated January 26, 2000.



                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 Date:  February 1, 2000               INTERLEAF, INC.


                                       By: /s/ Peter J. Rice
                                           ------------------------
                                           Peter J. Rice
                                           Chief Financial Officer




                               EXHIBIT INDEX

 Exhibit
 Number     Description
 -------    -----------
  2.1       Agreement and Plan of Merger and Reorganization, dated as of
            January 26, 2000, by and among BroadVision, Inc., Infiniti
            Acquisition Sub, Inc. and Interleaf, Inc.

  99.1      Press Release by Interleaf, Inc. dated January 26, 2000.